                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 15, 1996



                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                            (State of Incorporation)



         33-99536                                         36-3792182
(Commission File Number)                       (IRS Employer Identification No.)



                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)


                                (708) 953-6170
              (Registrant's telephone number, including Area Code)

ITEM - 5:

         The Registrant entered into a certain Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and Chemical Bank as Trustee. Pursuant to the Agreement, a new series of certificates (the "1996-B Certificates") representing interests in the AFG Receivables Trust, 1996-B, was created. The 1996-B Certificates consist of three classes: the 6.60% Asset Backed Certificates, Class A; the 7.05% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated May 22, 1996, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

         On June 15, 1996, a distribution was made to the holders of the 1996-B Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.


                                  EXHIBIT INDEX

                                                                                Sequentially
    Exhibit No.                     Description                                 Numbered Page
    -----------                     -----------                                 -------------
        20                 Settlement Statement of the Trust for                     4
                           the period ended May 31, 1996
                           and the related distributions made on
                           June 15, 1996

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 24, 1996                       AFG RECEIVABLES CORPORATION



                                            By /S/ Thomas R. Blend
                                               -----------------------------
                                               Vice President and
                                               Chief Accounting Officer